SEVENTH AMENDMENT TO THE EXPENSE LIMITATION AGREEMENT

This Seventh Amendment (this “Amendment”), effective October 23, 2020, is made to the Expense Limitation Agreement by and between Great-West Funds, Inc. (“Great-West Funds”) and Great-West Capital Management, LLC (the “Adviser”).

WHEREAS, Great-West Funds and Adviser are parties to an Expense Limitation Agreement, dated May 1, 2017, as amended on August 1, 2017, January 4, 2018, May 17, 2018, September 10, 2018, May 1, 2019 and January 1, 2020 (the “Agreement”) with respect to the funds included in Schedule A attached hereto; and

WHEREAS, pursuant to Section 3.4 of the Agreement, Great-West Funds and Adviser desire to amend the Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, Great-West Funds and Adviser agree as follows:

1.	Section 1.3 Reimbursement of Fee Waivers and Expense Reimbursement, of the Agreement is hereby deleted in its entirety and replaced with the following:

“1.3 Reimbursement of Fee Waivers and Expense Reimbursement. If on any day during which the Advisory Agreement is in effect, a Fund’s estimated annualized Expenses for that day are less than the Expense Limitation Amount, the Adviser shall be entitled to reimbursement, subject to approval of the Great-West Funds’ Board of Directors, by a Fund of the investment advisory fees waived or reduced, and any other expense reimbursements or similar payments remitted by the Adviser to the Fund pursuant to Section 1 hereof (the “Reimbursement Amount”) within three years after the Adviser waived or reduced investment advisory fees or reimbursed expenses, to the extent that a Fund’s annualized Expenses plus the amount so reimbursed equals, for such day, the Expense Limitation Amount, provided that such amount paid to the Adviser will in no event exceed the total Reimbursement Amount and will not include any amounts previously reimbursed.”

2.	Schedule A of the Agreement is hereby deleted in its entirety and replaced with Schedule A attached hereto.

3.	In the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall control.

4.	This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

5.	Except as amended by this Amendment, all other provisions of the Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in their names and on their behalf by and through duly authorized officers as of the Effective Date.

GREAT-WEST CAPITAL MANAGEMENT, LLC

Attest:	/s/ Ryan L. Logsdon	By:	/s/ Jonathan D. Kreider

Name:	Ryan L. Logsdon	Name:	Jonathan D. Kreider

Title:	Vice President, Counsel & Secretary	Title:	President & Chief Executive Officer

GREAT-WEST FUNDS, INC.

Attest:	/s/ Ryan L. Logsdon	By:	/s/ Mary C. Maiers

Name:	Ryan L. Logsdon	Name:	Mary C. Maiers

Title:	Vice President, Counsel & Secretary	Title:	Chief Financial Officer & Treasurer

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SCHEDULE A

TO THE

EXPENSE LIMITATION AGREEMENT

GREAT-WEST FUNDS, INC.

The initial term ends on April 30, 2018 for all Funds with the exception of the Great-West Inflation-Protected Securities Fund, the Great-West Core Strategies: U.S. Equity Fund, the Great-West Core Strategies: International Equity Fund, the Great-West Core Strategies: Flexible Bond Fund, the Great-West Core Strategies: Inflation-Protected Securities Fund, and the Great-West Core Strategies: Short Duration Bond Fund.

For the Great-West Inflation-Protected Securities Fund the initial term ends on April 30, 2019.

For the Great-West Core Strategies: U.S. Equity Fund, the Great-West Core Strategies: International Equity Fund, the Great-West Core Strategies: Flexible Bond Fund, the Great-West Core Strategies: Inflation-Protected Securities Fund and the Great-West Core Strategies: Short Duration Bond Fund the initial term ends on August 28, 2019.

For the Great-West Emerging Markets Equity Fund the initial term ends on April 30, 2020.

Fund	Expense Limitation Amount
Great-West Ariel Mid Cap Value Fund - Institutional Class, Investor Class and Class L Shares	0.70% of the average daily net assets
Great-West Bond Index Fund - Institutional Class, Investor Class and Class L Shares	0.15% of the average daily net assets
Great-West Core Bond Fund - Institutional Class, Investor Class and Class L Shares	0.35% of the average daily net assets
Great-West Core Strategies: Flexible Bond Fund - Institutional Class, Investor Class and Class L Shares	0.45% of the average daily net assets
Great-West Core Strategies: Inflation-Protected Securities Fund - Institutional Class, Investor Class and Class L Shares	0.35% of the average daily net assets
Great-West Core Strategies: International Equity Fund - Institutional Class, Investor Class and Class L Shares	0.65% of the average daily net assets
Great-West Core Strategies: Short Duration Bond Fund - Institutional Class, Investor Class and Class L Shares	0.25% of the average daily net assets
Great-West Core Strategies: U.S. Equity Fund - Institutional Class, Investor Class and Class L Shares	0.55% of the average daily net assets
Great-West Emerging Markets Equity Fund - Institutional Class, Investor Class and Class L Shares	0.88% of the average daily net assets
Great-West Global Bond Fund - Institutional Class, Investor Class and Class L Shares	0.66% of the average daily net assets
Great-West Inflation-Protected Securities Fund - Institutional Class, Investor Class and Class L Shares	0.35% of the average daily net assets
Great-West International Growth Fund - Institutional Class, Investor Class and Class L Shares	0.85% of the average daily net assets
Great-West International Index Fund - Institutional Class, Investor Class and Class L Shares	0.32% of the average daily net assets
Great-West International Value Fund - Institutional Class, Investor Class and Class L Shares	0.72% of the average daily net assets
Great-West Large Cap Growth Fund - Institutional Class, Investor Class and Class L Shares	0.65% of the average daily net assets

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Fund	Expense Limitation Amount
Great-West Mid Cap Value Fund - Institutional Class, Investor Class and Class L Shares	0.80% of the average daily net assets
Great-West Multi-Sector Bond Fund - Institutional Class, Investor Class and Class L Shares	0.55% of the average daily net assets
Great-West Putnam High Yield Bond Fund - Institutional Class, Investor Class and Class L Shares	0.75% of the average daily net assets
Great-West Real Estate Index Fund – Institutional Class, Investor Class and Class L Shares	0.35% of the average daily net assets
Great-West S&P 500® Index Fund - Institutional Class, Investor Class and Class L Shares	0.23% of the average daily net assets
Great-West S&P Mid Cap 400® Index Fund - Institutional Class, Investor Class and Class L Shares	0.20% of the average daily net assets
Great-West S&P Small Cap 600® Index Fund - Institutional Class, Investor Class and Class L Shares	0.21% of the average daily net assets
Great-West Short Duration Bond Fund - Institutional Class, Investor Class and Class L Shares	0.25% of the average daily net assets
Great-West Small Cap Growth Fund - Institutional Class, Investor Class and Class L Shares	0.84% of the average daily net assets
Great-West Small Cap Value Fund - Institutional Class, Investor Class and Class L Shares	0.74% of the average daily net assets
Great-West T. Rowe Price Mid Cap Growth Fund - Institutional Class, Investor Class and Class L Shares	0.67% of the average daily net assets
Great-West U.S. Government Securities Fund - Institutional Class, Investor Class and Class L Shares	0.25% of the average daily net assets

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EIGHTH AMENDMENT TO THE EXPENSE LIMITATION AGREEMENT

This Eighth Amendment (this “Amendment”), effective April 30, 2021, is made to the Expense Limitation Agreement by and between Great-West Funds, Inc. (“Great-West Funds”) and Great-West Capital Management, LLC (the “Adviser”).

WHEREAS, Great-West Funds and Adviser are parties to an Expense Limitation Agreement, dated May 1, 2017, as amended on August 1, 2017, January 4, 2018, May 17, 2018, September 10, 2018, May 1, 2019 and October 23, 2020 (the “Agreement”) with respect to the funds included in Schedule A attached hereto; and

WHEREAS, pursuant to Section 3.4 of the Agreement, Great-West Funds and Adviser desire to amend the Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, Great-West Funds and Adviser agree as follows:

1.	Schedule A of the Agreement is hereby deleted in its entirety and replaced with Schedule A attached hereto.

2.	In the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall control.

3.	This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

4.	Except as amended by this Amendment, all other provisions of the Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in their names and on their behalf by and through duly authorized officers as of the Effective Date.

GREAT-WEST CAPITAL MANAGEMENT, LLC

Attest:	/s/ Ryan L. Logsdon	By:	/s/ Jonathan D. Kreider

Name:	Ryan L. Logsdon	Name:	Jonathan D. Kreider

Title:	Vice President, Counsel & Secretary	Title:	President & Chief Executive Officer

GREAT-WEST FUNDS, INC.

Attest:	/s/ Ryan L. Logsdon	By:	/s/ Kelly B. New

Name:	Ryan L. Logsdon	Name:	Kelly B. New

Title:	Vice President, Counsel & Secretary	Title:	Treasurer

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SCHEDULE A

TO THE

EXPENSE LIMITATION AGREEMENT

GREAT-WEST FUNDS, INC.

The initial term ends on April 30, 2018 for all Funds with the exception of the Great-West Inflation-Protected Securities Fund, the Great-West Core Strategies: U.S. Equity Fund, the Great-West Core Strategies: International Equity Fund, the Great-West Core Strategies: Flexible Bond Fund, the Great-West Core Strategies: Inflation-Protected Securities Fund, and the Great-West Core Strategies: Short Duration Bond Fund.

For the Great-West Inflation-Protected Securities Fund the initial term ends on April 30, 2019.

For the Great-West Core Strategies: U.S. Equity Fund, the Great-West Core Strategies: International Equity Fund, the Great-West Core Strategies: Flexible Bond Fund, the Great-West Core Strategies: Inflation-Protected Securities Fund and the Great-West Core Strategies: Short Duration Bond Fund the initial term ends on August 28, 2019.

For the Great-West Emerging Markets Equity Fund the initial term ends on April 30, 2020.

Fund	Expense Limitation Amount
Great-West Ariel Mid Cap Value Fund - Institutional Class and Investor Class Shares	0.70% of the average daily net assets
Great-West Bond Index Fund - Institutional Class, Investor Class and Class L Shares	0.15% of the average daily net assets
Great-West Core Bond Fund - Institutional Class and Investor Class Shares	0.35% of the average daily net assets
Great-West Core Strategies: Flexible Bond Fund - Institutional Class and Investor Class Shares	0.45% of the average daily net assets
Great-West Core Strategies: Inflation-Protected Securities Fund - Institutional Class and Investor Class Shares	0.35% of the average daily net assets
Great-West Core Strategies: International Equity Fund - Institutional Class and Investor Class Shares	0.65% of the average daily net assets
Great-West Core Strategies: Short Duration Bond Fund – Institutional Class, Investor Class and Class L Shares	0.25% of the average daily net assets
Great-West Core Strategies: U.S. Equity Fund - Institutional Class and Investor Class Shares	0.55% of the average daily net assets
Great-West Emerging Markets Equity Fund - Institutional Class and Investor Class Shares	0.88% of the average daily net assets
Great-West Global Bond Fund - Institutional Class and Investor Class Shares	0.66% of the average daily net assets
Great-West High Yield Bond Fund - Institutional Class and Investor Class Shares	0.75% of the average daily net assets
Great-West Inflation-Protected Securities Fund - Institutional Class and Investor Class Shares	0.35% of the average daily net assets
Great-West International Growth Fund - Institutional Class and Investor Class Shares	0.85% of the average daily net assets
Great-West International Index Fund - Institutional Class and Investor Class Shares	0.32% of the average daily net assets
Great-West International Value Fund - Institutional Class, Investor Class and Class L Shares	0.72% of the average daily net assets

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Fund	Expense Limitation Amount
Great-West Large Cap Growth Fund - Institutional Class and Investor Class Shares	0.65% of the average daily net assets
Great-West Mid Cap Value Fund - Institutional Class and Investor Class Shares	0.80% of the average daily net assets
Great-West Multi-Sector Bond Fund - Institutional Class and Investor Class Shares	0.55% of the average daily net assets
Great-West Real Estate Index Fund – Institutional Class and Investor Class Shares	0.35% of the average daily net assets
Great-West S&P 500® Index Fund - Institutional Class, Investor Class and Class L Shares	0.23% of the average daily net assets
Great-West S&P Mid Cap 400® Index Fund - Institutional Class, Investor Class and Class L Shares	0.20% of the average daily net assets
Great-West S&P Small Cap 600® Index Fund - Institutional Class, Investor Class and Class L Shares	0.21% of the average daily net assets
Great-West Short Duration Bond Fund - Institutional Class and Investor Class Shares	0.25% of the average daily net assets
Great-West Small Cap Growth Fund - Institutional Class and Class L Shares	0.84% of the average daily net assets
Great-West Small Cap Value Fund - Institutional Class and Investor Class Shares	0.74% of the average daily net assets
Great-West T. Rowe Price Mid Cap Growth Fund - Institutional Class, Investor Class and Class L Shares	0.67% of the average daily net assets
Great-West U.S. Government Securities Fund - Institutional Class and Investor Class Shares	0.25% of the average daily net assets

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